Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”) is entered into as of August 20, 2012, by and among NP Opco LLC (the “Borrower”), NP Opco Holdings, LLC (“Holdings”), the other Loan Parties party hereto, the Lenders (as defined below) party hereto, each Revolving Commitment Increase Lender (as defined below), Deutsche Bank AG New York Branch, as L/C Issuer (in such capacity, the “L/C Issuer”) and Deutsche Bank AG Cayman Islands Branch, as administrative agent (in such capacity, the “Administrative Agent”) and swing line lender (in such capacity, the “Swing Line Lender”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

RECITALS
WHEREAS, the Borrower, various financial institutions (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of June 16, 2011 (as amended, modified and/or supplemented prior to the date hereof, the “Credit Agreement”), pursuant to which, among other things, the Lenders have agreed, subject to the terms and conditions set forth therein, to make certain loans and other financial accommodations to the Borrower;
WHEREAS, in accordance with the provisions of Section 2.15 of the Credit Agreement, the Borrower has hereby notified the Administrative Agent that it is requesting Incremental Revolving Credit Commitments in the aggregate principal amount of $25,000,000 (the “Incremental Request”);
WHEREAS, in accordance with the provisions of Section 2.15 of the Credit Agreement and the terms and conditions set forth herein, the Borrower, Deutsche Bank Cayman Islands Branch (“DBCI”), Bank of America, N.A. (“BofA”), Wells Fargo Bank, NA (“WF”, and together with DBCI and BofA, the “Revolving Commitment Increase Lenders”, each a “Revolving Commitment Increase Lender”) and the Administrative Agent wish to effect an Incremental Amendment with respect to the Incremental Request;
WHEREAS, subject to the terms and conditions of this Third Amendment, the parties hereto also wish to amend certain other provisions of the Credit Agreement as herein provided;
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Incremental Amendment to Credit Agreement. (a) Subject to the terms and conditions set forth herein and the occurrence of the Third Amendment Effective Date (as defined below), each Revolving Commitment Increase Lender hereby agrees to provide an Incremental Revolving Credit Commitment in the amount set forth opposite its name under the column entitled “Revolver Increase as of the Third Amendment Effective Date” on Schedule I attached hereto (each, a “2012 Incremental Revolving Credit Commitment”). The parties hereby agree that on the Third Amendment Effective Date, (A) the 2012 Incremental Revolving Credit Commitment of DBCI shall be added to (and thereafter become a part of) the “Revolving Credit Commitment” of such Revolving Commitment Increase Lender for all purposes of the Credit Agreement and the other Loan Documents, (B) each of BofA and WF shall become a “Revolving Credit Lender” for all purposes of the Credit Agreement and the other Loan Documents, and the

2012 Incremental Revolving Credit Commitment of each such Revolving Commitment Increase Lender shall become a “Revolving Credit Commitment” for all purposes of the Credit Agreement and the other Loan Documents, (C) after giving effect to the increase in the Revolving Credit Commitment of each Revolving Commitment Increase Lender pursuant to this Section 1(a), (i) the Aggregate Commitments shall increase by the aggregate amount of the increases in the Revolving Credit Commitments of the Revolving Commitment Increase Lenders effected hereby and (ii) each Revolving Credit Lender will automatically and without further act be deemed to have assigned to each Revolving Commitment Increase Lender, and each such Revolving Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Credit Lender's participations under the Credit Agreement in outstanding Letters of Credit and Swing Line Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (x) participations under the Credit Agreement in Letters of Credit and (y) participations under the Credit Agreement in Swing Line Loans held by each Revolving Credit Lender (including each such Revolving Commitment Increase Lender) will equal the percentage of the aggregate Revolving Credit Commitments of all Revolving Credit Lenders represented by such Revolving Credit Lender's Revolving Credit Commitment, (D) if there are any Revolving Credit Loans then outstanding, the Borrower shall, in coordination with the Administrative Agent, repay outstanding Revolving Credit Loans of certain of the Revolving Credit Lenders, and incur additional Revolving Credit Loans from certain other Revolving Credit Lenders (including the Revolving Commitment Increase Lenders), in each case to the extent necessary so that all of the Revolving Credit Lenders participate in each outstanding Borrowing of Revolving Credit Loans in accordance with their respective Pro Rata Share (after giving effect to any increase in the Aggregate Commitments pursuant to this Section 1(a)), with the Borrower being obligated to pay to the respective Revolving Credit Lenders any costs of the type referred to in Section 3.05 of the Credit Agreement in connection with any such repayment and/or Borrowing, and (E) promptly after each Revolving Commitment Increase Lender's Revolving Credit Commitment is increased by operation of this Section 1(a), the Borrower shall deliver to it, upon its request, a Revolving Credit Note or replacement Revolving Credit Note, as applicable, in the amount of such Revolving Commitment Increase Lender's Revolving Credit Commitment after giving effect to the increase thereof.
(b)    The 2012 Incremental Revolving Credit Commitments provided pursuant to Section 1(a) above and all related Revolving Credit Exposure shall be subject to the same Applicable Rate, prepayment provisions, Maturity Date and other terms and conditions applicable to the Revolving Credit Commitments and Revolving Credit Loans (and related Revolving Credit Exposure) under the Credit Agreement and the other Loan Documents and, in the case of such Revolving Credit Exposure, shall constitute “Revolving Obligations” for all purposes of the Credit Agreement and the Loan Documents (including, without limitation, Section 8.04 of the Credit Agreement).
(c)     BofA hereby (A) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to become a Lender and Revolving Credit Lender under the Credit Agreement, (ii) from and after the Third Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its 2012 Incremental Revolving Credit Commitment, shall have the obligations of a Lender thereunder and (iii) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Third Amendment and to provide its 2012 Incremental Revolving Credit Commitment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (B) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it is joining the Credit Agreement as a Lender for all purposes and will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender and (C) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto.
SECTION 2. Other Amendments to Credit Agreement. (a)     Section 6.24 of the Credit Agreement is hereby amended by deleting the text “October 16, 2012” appearing therein and inserting the text “March 31, 2013” in lieu thereof.
(b)        Section 7.02(n) of the Credit Agreement is hereby amended by (i) deleting the text “$35,000,000” appearing therein and inserting the text “$60,000,000” in lieu thereof and (ii) deleting the text “$25,000,000” appearing therein and inserting the text “$50,000,000” in lieu thereof.
(c)        Schedule 2.01 of the Credit Agreement is hereby supplemented by (i) increasing the Revolving Credit Commitment of DBCI by the amount of its 2012 Incremental Revolving Credit Commitment and (ii) adding the Revolving Credit Commitment of BofA and WF in the amount of its respective 2012 Incremental Revolving Credit Commitment.
SECTION 3.    Representations and Warranties. The Borrower hereby represents and warrants that:
(i)no Default exists as of the Third Amendment Effective Date, both before and after giving effect to this Third Amendment; and

(ii)all of the representations and warranties contained in the Credit Agreement or the other Loan Documents are true and correct in all material respects on the Third Amendment Effective Date both before and after giving effect to this Third Amendment; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

SECTION 4.    Reference To And Effect Upon The Credit Agreement. (a) From and after the Third Amendment Effective Date, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any other Loan Document, shall mean the Credit Agreement as modified hereby, and (ii) this Third Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
(b)    Each Loan Party, by its signature below, hereby expressly acknowledges the terms of this Third Amendment and reaffirms, as of the Third Amendment Effective Date, (i) its guarantee of the Obligations under the Guaranty and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents that (ii) its Guaranty and each Collateral Document to which it is a party remains in full force and effect, (iii) its Guaranty and each Collateral Document to which it is a party covers all Obligations (including all Revolving Obligations incurred pursuant to the 2012 Incremental Revolving Credit Commitments) and (iv)

all Revolving Credit Loans and Swing Line Loans incurred on or after the Third Amendment Effective Date, and Letters of Credit issued, as applicable (and all interest, fees and other amounts payable thereon), pursuant to the Revolving Credit Commitments (after giving effect to the increase in the Aggregate Commitments pursuant to Section 1(a) above) shall constitute “Obligations” and “Revolving Obligations” under the Loan Documents, in each case after giving effect to this Third Amendment.
(c)     This Third Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.
SECTION 5.    Counterparts, Etc.     This Third Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Third Amendment by delivering by facsimile or other electronic transmission a signature page of this Third Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute part of this Third Amendment for any other purpose.
SECTION 6.    Governing Law. This Third Amendment and the rights and obligations of the parties under this Third Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

SECTION 7.    Effectiveness.     This Third Amendment shall become effective at the time (the “Third Amendment Effective Date”) when each of the following conditions has been satisfied:

(i)
the Administrative Agent shall have received duly executed signature pages for this Third Amendment signed by the Administrative Agent, each Loan Party, each Revolving Commitment Increase Lender, the L/C Issuer, the Swing Line Lender and the Lenders constituting the Required Lenders (determined prior to giving effect to this Third Amendment);

(ii)
the Administrative Agent shall have received from each Loan Party certified copies of resolutions of the Board of Managers or statements of written consent by the requisite number of Managers in lieu thereof of such Person with respect to such Person's execution and delivery of this Third Amendment (and its performance of the Third Amendment and the other Loan Documents as modified hereby), and such resolutions shall be in form and substance reasonably satisfactory to the Administrative Agent;

(iii)
the Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower (A) certifying that the conditions precedent set forth in Section 4.02 of the Credit Agreement shall have been satisfied on and as of the Third Amendment Effective Date, (B) certifying compliance with the requirements of clauses (i) through (vi), inclusive, of Section 2.15(a) of the Credit Agreement and (C) containing the true and complete calculations (in reasonable detail) required by Section 2.15(a)(iv);

(iv)	the Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State of the state of its organization or an officer's certificate confirming that the same are unchanged from those previously delivered, and a certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority, and (ii) a certificate of the Secretary of each Loan Party dated the Third Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Third Amendment Effective Date or confirming that the same are unchanged from those previously delivered, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Managers (or equivalent governing body) of such Loan Party or statements of written consent in lieu thereof of such Loan Party authorizing the execution and delivery of the Third Amendment (and its performance of the Third Amendment and the other Loan Documents as modified hereby), and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or organization of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing Third Amendment on behalf of such Loan Party and countersigned by another officer as to the incumbency and specimen signature of the Secretary executing the certificate pursuant to clause (ii) above;

(v)
the Administrative Agent shall have received a customary (A) legal opinion from Milbank, Tweed, Hadley & McCloy LLP, New York counsel to the Loan Parties and (B) a legal opinion from Brownstein Hyatt Farber Schreck, LLP, Nevada counsel to the Loan Parties, in each case in form and substance reasonably satisfactory to the Administrative Agent;

(vi)
the representations and warranties set forth in the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on the Third Amendment Effective Date both before and after giving effect to this Third Amendment; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates;

(vii)
all of the conditions specified in Section 2.15 of the Credit Agreement with respect to Incremental Revolving Credit Commitments shall have been satisfied (including the requirements in Section 1(a)((C)) hereof);

(viii)	no Default or Event of Default shall have occurred or be continuing on the date hereof at the time of or immediately after giving effect to this Third Amendment; and

(ix)	the Borrower shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent and the Lenders to the extent then invoiced and due.

The Administrative Agent shall provide prompt written notice of the occurrence of the Third Amendment Effective Date to the Lenders.
SECTION 8. Post-Effectiveness Obligations. Within sixty (60) days after the Third Amendment Effective Date, unless waived or extended in writing by the Administrative Agent in its sole discretion, with respect to each Mortgaged Property, the Borrower shall deliver or shall cause the applicable Loan Party to deliver, to the Administrative Agent, on behalf of the Secured Parties, the following:
(a)    with respect to each existing Mortgage, an ALTA form 11-06 or CLTA form 110.5 (or equivalent) endorsement to the applicable existing Mortgage Policy which shall be in form and substance customary in the state in which the property is located, shall be reasonably satisfactory to the Administrative Agent and shall reasonably assure the Administrative Agent as of the date of such endorsement that the Property (as defined in such existing Mortgage) subject to the Lien of such existing Mortgage is free and clear of all Liens other than Permitted Liens;
(b)     with respect to each Mortgaged Property, such affidavits, certificates, information and instruments of indemnification as shall be reasonably required to induce the title insurance company to issue the ALTA form 11-06 or CLTA form 110.5 (or equivalent) endorsement to the applicable existing Mortgage Policy contemplated in subparagraph (a) of this Section 8 and evidence of payment of all applicable title insurance premiums, search and examination charges, recording fees and related charges required for the issuance of such endorsement to such Mortgage Policy and the recording of the applicable Mortgage Amendment (as defined below);
(c)     an executed amendment to each existing Mortgage (each a “Mortgage Amendment” and, each existing Mortgage, as amended by such Mortgage Amendment, if any, a “Mortgage”), in form and substance reasonably acceptable to the Administrative Agent, together with evidence of completion (or satisfactory arrangements for the completion) of the recording in the applicable local real estate records of such Mortgage Amendment as may be necessary to protect and preserve the Lien of the respective Mortgage; and
(d)     to the extent reasonably requested by the Administrative Agent, an opinion addressed to the Administrative Agent and the Secured Par-ties, in form and substance reasonably satisfactory to the Administrative Agent, from lo-cal counsel in the jurisdiction in which each Mortgaged Property is located.

[Signature Pages to follow]

IN WITNESS WHEREOF, this Third Amendment has been executed by the parties hereto as of the date first written above.

NP OPCO LLC

By: /s/ Richard J. Haskins
Name:
Title:

Signature Page to Third Amendment to Credit Agreement

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH,
as Administrative Agent, Swing Line Lender and Lender

By: /s/ Mary Kay Coyle
Name: Mary Kay Coyle
Title: Managing Director

By: /s/ Benjamin Souh
Name: Benjamin Souh
Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH,
as L/C Issuer

By: /s/ Mary Kay Coyle
Name: Mary Kay Coyle
Title: Managing Director

By: /s/ Benjamin Souh
Name: Benjamin Souh
Title: Vice President

Signature Page to Third Amendment to Credit Agreement

NAME OF INSTITUTION:

BANK OF AMERICA, N.A.

By: /s/ Brian D. Corum
Name: Brian D. Corum
Title: Managing Director

Signature Page to Third Amendment to Credit Agreement

NAME OF INSTITUTION:

Wells Fargo Bank

By: /s/ Rick Bokum
Name: Rick Bokum
Title: Managing Director

Signature Page to Third Amendment to Credit Agreement

Acknowledged and Agreed to as of
the date first above written:

NP OPCO HOLDINGS LLC

By: /s/ Richard J. Haskins
Name:
Title:

Signature Page to Third Amendment to Credit Agreement

NP AUBURN DEVELOPMENT LLC
NP CENTERLINE HOLDINGS LLC
NP DURANGO LLC
NP FH EXCESS LLC
NP FIESTA LLC
NP FRESNO LAND ACQUISITIONS LLC
NP GOLD RUSH LLC
NP GREEN VALLEY LLC
NP HANGER LEASECO LLC
NP HORIZON PARK LLC
NP INSPIRADA LLC
NP LAKE MEAD LLC
NP LML LLC
NP MAGIC STAR LLC
NP MT. ROSE LLC
NP NORTHERN NV ACQUISITIONS LLC
NP PAST ENTERPRISES LLC
NP RANCHO LLC
NP RENO CONVENTION CENTER LLC
NP RIVER CENTRAL LLC
NP ROTMA LLC
NP SANTA FE LLC
NP SONOMA LAND HOLDINGS LLC
NP STEAMBOAT LLC
NP SUNSET LINDELL LLC
NP TEXAS LLC
NP TOWN CENTER LLC
SC RANCHO DEVELOPMENT, LLC
SONOMA LAND ACQUISITION COMPANY, LLC
STATION DEVELOPMENT, LLC

By: /s/ Richard J. Haskins
Name:
Title:

Signature Page to Third Amendment to Credit Agreement

SC BUTTE DEVELOPMENT, LLC SC BUTTE MANAGEMENT, LLC SC MADERA DEVELOPMENT, LLC SC MADERA MANAGEMENT, LLC SC MICHIGAN, LLC SC SONOMA DEVELOPMENT, LLC SC SONOMA MANAGEMENT, LLC

By: /s/ Scott M Nielson
Name:
Title:

Signature Page to Third Amendment to Credit Agreement

SCHEDULE I

Revolving Commitment Increase Lender	Revolver Increase as of the Third Amendment Effective Date
Deutsche Bank Cayman Islands Branch	$8,333,333.34
Bank of America, N.A.	$8,333,333.33
Wells Fargo Bank, NA	$8,333,333.33